PIMCO Managed Accounts Trust

Supplement dated October 5, 2022 to the Statement of Additional Information

dated April 29, 2022, as supplemented from time to time (the “SAI”)

Disclosure Related to the Fixed Income Shares: Series C (“FISH: Series C”) Portfolio and the Fixed Income Shares: Series M (“FISH: Series M”) Portfolio (each, a “Portfolio” and together, the “Portfolios”)

Effective October 3, 2022, the PIMCO FISH: Series C Portfolio’s portfolio is jointly and primarily managed by David Braun, Mike Cudzil and Vinayak Seshasayee.

Effective October 3, 2022, the PIMCO FISH: Series M Portfolio’s portfolio is jointly and primarily managed by David Braun, Mike Cudzil and Vinayak Seshasayee.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI, and the following information is added:

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $ millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $ millions)
Cudzil[9]
Registered Investment Companies	16	$13,240.37	0	$0.00
Other Pooled Investment Vehicles	6	$7,444.47	2	$7,114.67
Other Accounts	60	$19,613.45	4	$662.49

Seshasayee[10]
Registered Investment Companies	0	0	0	$0.00
Other Pooled Investment Vehicles	5	$3,434.41	0	$0.00
Other Accounts	56	$18,651.05	10	$4,642.94

(9)	Effective October 3, 2022, Mr. Cudzil co-manages FISH: Series C ($1,540 million) and FISH: Series M ($1,521.2 million). Information for Mr. Cudzil is as of March 31, 2022.

(10)	Effective October 3, 2022, Mr. Seshasayee co-manages FISH: Series C ($1,540 million) and FISH: Series M ($1,521.2 million). Information for Mr. Seshasayee is as of August 31, 2022.

In addition, effective immediately, the following sentence is added to the end of the subsection titled “Portfolio Managers—Securities Ownership” in the SAI:

Mr. Cudzil was not a beneficial owner of shares of FISH: Series C or FISH: Series M as of August 31, 2022. Mr. Seshasayee was not a beneficial owner of shares of FISH: Series C or FISH: Series M as of August 31, 2022.

Investors Should Retain This Supplement for Future Reference

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